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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2003-B Owner Trust
    As of and for the period from August 1, 2003 through March 31, 2004

Principal Distributions
Class A1                                       514,994,036.62
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                     514,994,036.62

Interest Distributions
Class A1                                         1,967,344.49
Class A2                                         3,938,577.48
Class A3                                         7,310,722.50
Class A4                                         3,718,115.00
                                             ----------------
     Total                                      16,934,759.47

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                        41,505,963.38
Class A2                                       479,000,000.00
Class A3                                       554,000,000.00
Class A4                                       238,000,000.00
                                             ----------------
     Total                                   1,312,505,963.38



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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2003-B Owner Trust
   As of and for the period from August 1, 2003 through March 31, 2004



Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                   11,085,362.12

Payments Ahead                                     106,834.78

Servicer Advances                                1,890,530.06


Availability of Reserve Fund/
Revolving Liquidity Note                         9,420,193.00
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00